Exhibit 99.1

 1 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  January 2024  Investor Presentation

 Aquadex FlexFlow® and Aquadex SmartFlow® are registered trademarks of Nuwellis, Inc. Aquadex ® is a trademark of Nuwellis, Inc.  Safe Harbor Statement  Financial and Statistical Data  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. These data involve a number of assumptions and limitations and have not been reviewed or audited by our independent registered accounting firm. You are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.  Neither we nor our advisors or representatives makes any representations as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.  Trademarks  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.  Additional Information  You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information, statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.  Forward Looking Statement  This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward‐looking statements are management’s present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward‐looking statements. In some cases, you can identify forward‐looking statements by terminology such as “may,” “will,” “could,” “would,” “should,” “plan,” “predict,” “potential,” “project,” “promising,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “milestone,” and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10‐K for the fiscal year ended December 31, 2022 and subsequent reports. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward‐looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward‐looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward‐looking statements are expressly qualified in their entirety by this cautionary statement.  2  | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Overview  2  | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  The Problem: Fluid Overload  The Market Opportunity  Nuwellis Solutions  Market Validation  Growth Strategy  Financial Snapshot  Team

 Nuwellis, Inc. 4  Our Mission  4  | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024  Nuwellis is dedicated to transforming the lives of patients suffering from Fluid Overload through science, collaboration, and innovation.

 The Problem  Fluid Overload presents a significant public health challenge that impacts both patient outcomes and hospital resources.  5  | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 What is Fluid Overload?  Fluid Overload is an excess of fluid in the bloodstream, vital organs and interstitial space that results in an array of patient symptoms  Tiredness Shortness of breath  5  | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Pulmonary edema (excess fluid in lungs)  Swelling in ankles and legs  Coughing  Pleural effusion (excess fluid around lungs)  Swelling in abdomen (ascites)  Pumping action of the heart grows weaker

The market faces an urgent challenge as three patient categories grapple with the debilitating impact of Fluid Overload across multiple hospital specialty units

Fluid Overload is **the leading cause of hospital readmission** post 30 days following cardiac surgery[2]

Heart Failure

90% of all heart failure hospitalizations are due to symptoms of Fluid Overload[1]

Critical Care

Fluid Overload is the **leading cause of death** for critically ill patients in the ICU within 90 days[3]

Pediatric

In pediatric patients, Fluid Overload is associated with **significant increases in mortality**[4-5]

1. Costanzo MR, et al. JACC. 2017 May 16;69(19):2428-2445. 2. Iribarne A, et al. Ann Thorac Surg. 2014; 98(4): 1274-80. 3. Vaara ST et al. Crit Care.2012; 16: 1-11. 4. Sutherland SM, et al. Am J Kidney Disease. 2010; 5(2): 316-25. 5. Gillespie RS, et al. Ped Nephro. 2004; 19(12): 1394-99.

7 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

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6.5 million US adults with Heart Failure and 40-45% will die within five years of their diagnosis[6]

With Fluid Overload as the leading cause of HF hospitalization, it also presents a considerable economic burden on hospitals

PATIENT	HOSPITAL

• Over 1 million HF hospitalizations occur annually in the US[1]
• Efficacy of diuretic use in HF & CV surgery patients
  ◦ 10-40%[5] are refractory
  ◦ 68%[5] show sub-optimal response
	• Decompensated HF admission drives ~$16K loss per admission[3]
	• Non-reimbursed 30-day readmissions can cost up to $15.2M annually[2]
	• High readmission rates lead to Medicare penalties[4]

The Healthcare Burden of Heart Failure/Fluid Overload

90% of Heart Failure (HF) hospitalizations are due to signs and symptoms of Fluid Overload[1]

Unresolved congestion → **Poor clinical outcomes**[1]

Long Lengths of Stay & High Costs of Care

8.3 Days
Average HF Length of Stay[2]

$24,027
Total True Inpatient Cost per Encounter[2]

Low Reimbursement

High Loss per HF Hospitalization



DRG 291
$8,283[3]
$15,744
Loss per visit
DRG 292
$5,708[3]
$18,319
Loss per visit
DRG 293
$3,901[3]
$20,126
Loss per visit

High Readmission Rates

24%
30-Day Readmission rate[1]

50%
90-Day Readmission rate[1]

Related Costs/Penalties

$24,027
Non-reimbursable cost estimate for readmission encounter[2]

Opportunity Cost of occupied bed

Up to 3%
of ALL Medicare reimbursements[4]

1. Costanzo MR, et al. *J Am Coll Cardiol.* 2017 May 16;69(19):2428-2445. 2. From Premier Applied Sciences database. 3. Reimbursement estimates from MCRA . 4. https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/AcuteInpatientPPS/Readmissions-Reduction-Program 5. Testani, Circ Heart Failure, 2016;9:e002370. 6. Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204

8 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

Nearly 1 of 5 patients who undergo cardiac surgery require readmission

In a multi-center study, volume overload was among the top 3 most prevalent causes for first readmission within 30 days and beyond 30 days



Arrythmia
Infection
Volume overload
Pleural effusive disease
Pericardial disease
Thromboembolic disorder
Cerebrovascular event
Non-hemorrhagic GI disease
Myocardial chest pain
Other
Non-infection wound problem
GI bleed
INR adjustment
Hematologic
Bronchitis/bronchospasm
Renal and electrolyte disorder
Unknown
Non-infection fever
Fall
Followup vascular procedure
Blood pressure
17.1
17.1
13.5
10.1
< 30 days
N = 672
0
5
10
15
20
A
% of Readmitted Patients
Volume overload
Infection
Myocardial chest pain
Arrythmia
Pleural effusive disease
Non-hemorrhagic GI disease
Other
Pericardial disease
Renal and electrolyte disorder
Cerebrovascular event
Thromboembolic disorder
Unknown
Non-infection fever
Non-infection wound problem
Fall
Bronchitis/bronchospasm
Hematologic
INR adjustment
Blood pressure
Followup vascular procedure
GI bleed
13.6
13
9.3
8
≥30 days
N = 162
0
5
10
15
20
B
% of Readmitted Patients

- Fluid overload is the leading cause of death for critically ill patients in the ICU within 90 days[1]
- Excess fluid following cardiac surgery leads to three-fold increase in mortality at 90 days[2]
- 90% of heart failure hospitalizations are due to signs and symptoms of fluid overload[3]

Source: Iribarne A, et al. Ann Thorac Surg. 2014 Oct; 98(4): 1274-80. 1. Vaara ST et al. *Crit Care.* 2012; 16: 1-11. 2. Pradeep, A. et al. HSR Proc IC and Car An. 2010 Mar; 2(4): 287-296. 3. Costanzo MR, et al. *J Am Coll Cardiol.* 2017 May 16;69(19):2428-2445.

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 Pediatric patients that experience Fluid Overload are vulnerable and have an increased mortality rate  1. Sutherland SM, et al. American Journal of Kidney Diseases, vol. 55, no. 2, pp. 316‐325, February 2010. 2. Gillespie RS, et al. Pediatric Nephrology, vol. 19, no. 12, pp. 1394‐1399, December 2004. 3. Salahuddin et al. BMC Nephrology; 2017:18:45. 4. Raina, R et al. Frontiers in Pediatrics. Vol 6, Article 306. Oct 2018. 5. Wang S, et al. Perfusion., vol. 27, no. 5, pp. 438‐46, Sep 2012. 6. Askenazi D, et al. Pediatr Nephrol., vol. 31, no. 5, pp. 853‐860, May 2016. 7. Chakravarti S, et al. Pediatr Rep., vol. 8, no. 2, p. 6596, 23 Jun 2016. 8. Raina R, et al. PLoS ONE, vol. 12, no. 5, p. e0178233, 30 May 2017.  In a pediatric study, a 3% increase in mortality  was observed for every 1% increase in fluid  overload1,2  Children with more than 20% FO had an odds ratio for mortality of 8.5 compared with children with less than  20% FO.1,2  FO is an independent risk factor for acute kidney injury in critically ill patients3,4  Diuretics and adult CRRT devices can be poorly tolerated by pediatric patients 5‐8  10 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Diuretics, the current standard of care, have significant limitations leaving a gap in clinical care  1. Costanzo MR, et al. JACC. 2017;69(19)2428‐2445. 2. Felker MG & Mentz RJ. JACC. 2012;59(24):2145‐53. 3. Al‐Naher et al. Br J Clin Pharmacol. 2018 Jan; 84(1): 5–17. 4. Butler J et al. Am Heart J. 2004 Feb;147(2):331‐8. 5. Testani JM, et al. Circ Heart Fail. 2016;9(1):e002370. 6. Kazory et al. Cardiorenal Med 2023;13:1‐8. doi: 10.1159/000527204.  Diuretics do not remove sodium predictably, which causes fluid retention  High risk of readmissions 1  Long‐term use of diuretics is associated with kidney damage1‐4  Efficacy of diuretic use in HF & CV surgery patients  10‐40%5 have poor diuretic response  68%5 show sub‐optimal response  11 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Diuretics provide insufficient symptom relief and are associated with worsening heart failure and  increased mortality after discharge1  “Diuretic resistance has been a well-known challenge in the care of these patients, and not surprisingly is tied to worse prognosis.”6  “Extracorporeal Ultrafiltration for Acute Heart Failure”  Cardiorenal Medicine Journal

 $2B+ Addressable Market Opportunity  Across our three strategic patient categories, we have an enormous opportunity to improve outcomes for Fluid Overload patients across multiple hospital specialty units.  11 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 See Appendix.  Approved for use in pediatric patients weighing 20 kg or more.  With a large and expanding addressable market, Nuwellis stands at the forefront of a transformative healthcare opportunity  Outpatient market opportunity adds $0.5B+ to addressable market (heart failure and advanced liver disease)  $1B Market1  ~30% of current sales  Heart Failure  $900M Market1  ~40% of current sales  Critical Care  $130M Market1  ~30% of current sales  Pediatric  $2B+ TAM  11 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Near-term opportunities (U.S.)  Mid to Long-term opportunities (U.S.)  In addition to the ongoing pediatric and HF segments, we will expand our use cases to address new critical care needs  1. Derived from: https://www.grandviewresearch.com/industry‐analysis/coronary‐artery‐bypass‐graft‐cabg‐market and growth rate from: https://www.hcup‐us.ahrq.gov/reports/statbriefs/sb171‐Operating‐Room‐Procedure‐Trends.pdf. 2. Derived from: https://www.healthline.com/health/liver‐transplant‐survival and this for growth rate: https://www.marketwatch.com/press‐release/organ‐transplantation‐market‐size‐to‐grow‐at‐934‐cagr‐during‐the‐forecast‐period‐of‐2022‐2027‐100‐report‐pages‐2022‐09‐23. 3. Derived  from: https://www.grandviewresearch.com/industry‐analysis/ventricular‐assist‐devices‐market ($600m estimated market in 2018 / Avg cost per procedure of $200k = 3k procedures) and growth rate from same source. 4. Derived from:  https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/. 5. Derived from: https://www.ncbi.nlm.nih.gov/pubmed/25291348. 6. Derived from: https://www.uclahealth.org/medical‐services/heart/ecmo/research/statistics and growth rate from same source. 7. AKI in Hospitalized Children: Epidemiology and Clinical Associations in a National Cohort, Sutherland. 8. Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428‐2445.  Cardiac Surgery  550,000  patients/year1  Liver Transplants  12,000  patients/year2  VAD  6,000  patients/year3  Sepsis  1.8M  patients/year4  Advanced Liver Disease  700,000  patients/year5  Adult ECMO  15,000  patients/year6  Pediatric Patients  16,000 patients/year7  Heart Failure Patients  360,000 patients/year8  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Differentiated Solutions  Nuwellis has been in the business of fluid management since 2016, and we’re only getting started.  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 We have strategically built a robust foundation, positioning the company to effectively address a significant market opportunity  Collaborations  Patent Portfolio  Products  Console  Circuit  Peripheral Access  Accuracy & Safety  Guided Therapy  Robust clinical foundation reinforces strategic technology expansion and collaboration  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Our hero therapy:  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Aquadex®  A clinically superior solution for  Fluid Overload  The only device of its kind in the market

Aquadex

A proven and predictable solution for Fluid Overload.

aquadex SmartFlow®

81%[1] hospitalization reduction
Compared to diuretics

48% lower readmission
than the national average at 30 days[1]

$3,975 in average savings
Reduces length of hospital stay when initiated early, resulting in average savings of $3,975 (14%)[6-7]

Over $2B addressable market

Reintroduced in 2016

- An estimated 25,700 patients treated across all three of our customer categories[9]
- From proprietary technology to unmatched advantages in Fluid Overload therapy, Aquadex has the potential to be the standard of care

Product Strategy & Differentiation

- More effective in decongesting resulting in stabilized or improved cardiac hemodynamics[2-5]
- Easier to set-up than CRRT with a higher, 4:1 nurse to patient monitoring ratio; built-in Hematocrit sensor allows real-time measurement of blood volume changes
- Designed for multiple settings: ICU, Stepdown Unit, Telemetry Unit, HF Floor, and Outpatient – versus ICU only for CRRT
- Predictably removes excess isotonic fluid (water and sodium)[8]
- No significant changes to kidney function[1]

1. Watson R et al. *J Cardiac Fail.* 2020; 26(10): s56. 2. Kiziltepe, U, et al. *Ann Thorac Surg.* 2001;71(2): 684-93. 3. Sahoo, TK, et al. Indian J Thorac Cardiovas Surg. 2007;23(2): 116-24. 4. Boga et al. *Perfusion.* 2000;15:143-50. 5. Onoe et al. *Perfusion.* 2001;16:37-42.65. 6. Costanzo MR et al. *JACC.* 2005; 46(11); 2457-51. 7. Costanzo, et. al., ISPOR 23rd Annual Int'l Mtg., May 19-23, 2018, Baltimore, MD, USA. 8. Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204. 9. Utilization figures are based upon Company estimates, including certain good faith assumptions of the number of blood circuits used per adult and per pediatric procedures, such that patients served equals total number of units sold divided by a per procedure estimate of circuit used per adult and pediatric patients.

18 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

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 Filtered blood returns to the patient via the infusion line  5  The blood is pushed through the filter by the blood pump  (0‐40 ml per minute)  2  The ultrafiltration pump withdraws fluid across filter membrane using negative pressure  Hematocrit sensor monitors preset hematocrit limits  3  Ultrafiltration pump can pull 0‐500 ml of fluid per hour  4  Predictable and precise fluid removal  1  Blood is taken from  the patient via the withdrawal line  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  How the Aquadex system works

 While the competitive landscape does address Fluid Overload, Aquadex is the only device in the market that gently and predictably removes fluid  Potential for more timely/effective treatment (UF) with Aquadex  More flexible and predictable treatment (UF) with Aquadex  Draw less blood, more predictably with Aquadex  Indicated for use in hospital, ambulatory, and physician office; Aquadex, with a flow rate of up to 40 ml/minute and 35ml extracorporeal volume, removes isotonic fluid  Heart Failure  Critical Care  Pediatric  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 $1.1  $1.8  $2.1  $2.7  2019  2020  2021  2022  Pediatric Revenue ($M)  Received 510(k) and launched commercially in Q1 2020.  We’ve seen a steady increase in our pediatric business, providing patients with high mortality an opportunity at life1  1. Source: Menon S, et al. CJSN, 2019; 14: 1432‐40. Aquadex is currently cleared for use in pediatric patients weighing 20 kg or more.  Attributes  Group 1:  <10kg  Group 2: 10-20kg  Group 3:  >20kg  # of Patients  N = 72  N = 13  N = 34  Primary disease  43%  kidney  29%  cardiac  54%  kidney  31%  other  38%  kidney  28%  cardiac  Survival at end of treatment (Aquadex)  43  (60%)  13  (100%)  33  (97%)  Group 1 patients traditionally do not receive any kind  of therapy  “For our babies born with diseased or absent kidneys, Aquadex has given them a chance at life because in the past, there were no options to treat these patients.”  Kara Short  MSN, CRNP, NICU nurse practitioner at Alabama Children’s Hospital  Improved patient survival at end of treatment  circuits/pts  3-6 consoles per hospital  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Pediatrics represents a $130M TAM  4-10

 Coming soon:  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Vivian™  Our pediatric solution  On track for H1 2025 launch

Introducing Vivian™

Therapy to fill crucial gaps, offering a lifeline to critically ill neonates and children

Vivian

Ultrafiltration
Hemofiltration
Hemodialysis

8.5x mortality

Fluid Overload drives pediatric morbidity and mortality risk in critically ill patients

Children with >20% fluid overload had an odds ratio for mortality of 8.5 compared to children with <20% FO [1,2]

66% survival to end therapy

Providing renal support and hemodynamic stability can be life-saving

In patients <20 kg who primarily received Slow Continuous Ultrafiltration (SCUF)[3]

$130m addressable pediatric market

Launch best-in-class pediatric CRRT system, 1H 2025

- Early feedback from pediatric nephrologists: "This will be a game-changer for us." Nuwellis Pediatric Advisory Board member

Product Strategy & Differentiation

- Integrates Ultrafiltration with Hemofiltration and Hemodialysis capabilities
- Expected broadest weight indication: 2.5 kg +
- Safety features: lowest extracorporeal blood volume; built-in hematocrit sensor
- Clinician-driven UX design
- Product name: "Viv" Latin root means life; Vivian – Lady of the Lake in King Arthur, allusion to Land of 10,000 Lakes

1. Sutherland SM, et al. American Journal of Kidney Diseases, vol. 55, no. 2, pp. 316-325, February 2010, 2. Gillespie RS, et al. Pediatric Nephrology, vol. 19, no. 12, pp. 1394-1399, December 2004., 3. Menon S, et al. CJSAN, vol 14, October 2019.

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We are keenly focused on developing novel technology with a strong IP portfolio

16 novel patents with protection to 2043+

- Robust and evolving portfolio of patents circling the technology
- 21 Nuwellis patent applications (US & EU) in addition to licensed IP from Baxter
- 1 pending patent application, expected to issue January 9, 2024
- Wide technology scope coverage

Console	Circuit	Peripheral Access	Accuracy & Safety	Guided Therapy
Transport Mode	Filter Clotting Prevention	Peripheral Flow Improvements	External Pump Detection	Plasma and Blood Volume Measurement
Self-loading/ Self-emptying Bags	Source Line Connection	Dual Lumen Catheter	Hemolysis/ Blood Leak Detector	Physiological Parameters Guidance
Open vs. Closed Loop			Accounting for Density	
			Auto Clamp	

24 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION
©2024 Nuwellis, Inc.
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 Strategic Collaborations  Our collaborations with DaVita and SeaStar are expanding market access, bolstering technology offerings, and accelerating Nuwellis growth trajectory.  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 DaVita pilot to commercialization  900+ hospital partnerships1  2,500+ clinic1  6,500+  employees1  In June of 2023, we launched a supply and collaboration agreement with DaVita to expand the access of Aquadex therapy for Fluid Overload patients  Collaboration Strategy  11.6B in revenue in 20221  1. Used with permission from DaVita  Pilot Aquadex to treat adult patients with congestive heart  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  failure in select U.S. markets  Offer Aquadex to patients across a network of hospitals and  outpatient clinics  Enable accelerated commercial expansion of Aquadex  Provides DaVita the option to acquire up to 19.9% of  Nuwellis  Expected Collaboration Benefits  Improved patient outcomes and lower long‐term cost of  care for hospitals and health care system  Reduce related healthcare costs for providers and payers  Accelerated Aquadex market penetration  Provides DaVita with a new therapy offering

SeaStar Distribution and Licensing Agreement

SeaStar Medical

SeaStar offers a new Selective Cytopheretic Device (SCD-PED) for pediatric patients with AKI

77% mortality reduction[1]
At day 60

NO dialysis dependency[2]
At day 60

2x length of stay in ICU for patients with AKI
(8 days vs. 4 days) as ICU patients without AKI[3]

Collaboration Strategy

- Launch market-first SCD-PED device (2024)
- Offer new product to existing Nuwellis pediatric customers
- Develop relationships at new pediatric accounts to support Vivian launch in 2025
- Explore Nuwellis manufacturing viability for SCD
- Strengthen Nuwellis pediatric product portfolio

Expected Collaboration Benefits

- New revenue stream
- Therapeutic diversification
- Strong strategic fit with Vivian

1) Use of the Selective Cytopheretic Device to Support Critically Ill Children Requiring Continuous Renal Replacement Therapy: A Probable Benefit-Risk Assessment Stuart L. Goldstein, Nicholas J. Ollberding, David J. Askenazi, Rajit K. Basu, David T. Selewski, Kelli . Krallman, Lenar Yessayan, H. David HumesmedRxiv 2023.08.22.23294378; doi: https://doi.org/10.1101/2023.08.22.23294378 2) SL Goldstein et al.: The Selective Cytopheretic Device in Children; Kidney International Reports (2021) 3) De Zan F, Amigoni A, Pozzato R, Pettenazzo A, Murer L, Vidal E. Acute Kidney Injury in Critically Ill Children: A Retrospective Analysis of Risk Factors. Blood Purif. 2020;49(1-2):1-7. doi: 10.1159/000502081. Epub 2019 Aug 5. PMID: 31382259.

27 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

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 Market Validation  Real‐world testimonials and clinical studies provide meaningful validation for Nuwellis' products.  14 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

Ultrafiltration: Positive ROI, clinical and economic benefits

81% reduction in heart failure hospitalizations per year

10-Year, real-world experience with ultrafiltration[1]

AHJ
American Heart Journal

Newly published

Abington Hospital Jefferson Health

- Retrospective, single center analysis
- **334 consecutive** acutely decompensated heart failure patients
- Cohort of patients in study were sicker than those in other clinical trials
- Treated with adjustable-rate UF using Aquadex
- Weight loss due to fluid removal
- Unchanged kidney function

HF Hospitalizations

Average 2.14 hospitalizations per year before Aquadex Ultrafiltration

1 Year after Aquadex ultrafiltration Average 0.4 hospitalizations

Hospital Readmissions

National Average	
24% at 30 days[2]	12.4% at 30 days
	14.9% at 90 days
50% at 6 months	27.3% at 1 year

Significant quality of life improvement for the patients as well as savings to the healthcare system and to the individual hospitals

1. Watson R et al. *J Cardiac Fail.* 2020; 26(10): s56. 2. Costanzo MR, et al. *JACC.* 2017 May 16;69(19):2428-2445.

29 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

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Peer-reviewed publication advocates for early clinical application of ultrafiltration in diuretic resistant patients

Diuretic shortcomings leave a gap in clinical care

"The efficacy of diuretics gradually decreases as (heart failure) progresses in a significance subset of patients."

"Diuretic resistance has been a well-known challenge in the care of these patients, and not surprisingly is tied to worse prognosis."


Cardiorenal
Medicine
Karger

"Extracorporeal Ultrafiltration for Acute Heart Failure"
Cardiorenal Medicine Journal

Pooled data from seven randomized controlled trials of ultrafiltration, 771 patient participants

"Extracorporeal ultrafiltration has emerged as an option to overcome shortcomings of diuretics"

- Predictable, adjustable, and more efficient fluid removal with ultrafiltration compared to diuretics
- Applicability in other clinical settings, such as cardiac surgery, burn and other specialty units
- Potential to expand use of ultrafiltration into outpatient centers and other ambulatory settings

Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204.

30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

With over 16 sites and 80+ patients enrolled, we are in the midst of executing our REVERSE-HF Clinical Study with Aquadex  Planning + Enrollment  Execution  Analysis + Publication  Protocol design based on AVOID‐HF trial  Target 20 sites  Goal; enroll 372 patients by end of 2024  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  16 sites activated  80 patients enrolled at end of 2023  Interim analysis at 80% enrollment  Final analysis and publication H2 2025  Ongoing REVERSE‐HF randomized controlled trial to support driving ultrafiltration to standard of care  As of December 31, 2023

 Growth Strategy  We aim to achieve sustainable expansion and market leadership through strategic growth plans and tactics.  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Our strategic growth plan emphasizes four key efforts  Grow Utilization  increase the number of circuits per console  Grow Penetration  increase the number of consoles per hospital  Grow number of New Accounts  Initiate New Indications  1  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  2  3  4  We’ve structured our sales and marketing team to ensure seamless execution

 We will implement tactics aligned to our growth plan to drive revenue for 2024 to 2026, focusing on sales and marketing efforts  Execute Strategies  CV Surgery / CC / HF / Peds  Physical presence and productive days readmission  Leverage Proforma and Evidence to drive earlier intervention for diuretic resistance or Invest in Highest Opportunity Territories  Build 2:1 CES to AM ratio  Penetration / Growth Drivers  Drive utilization across multiple departments and customer categories  Build Pediatric presence for Vivian and Aquadex coexistence  Drive Therapy Adoption and New Indications  Maximize Go To Market Model  Leverage DaVita footprints, network, contracts and resources  Grow Organically with direct team Leverage SeaStar as revenue driver Add additional indirect  distribution partnerships  Leverage DaVita and SeaStar Partnerships  Successful DaVita pilot leads to broader adoption  Solution to nursing or hospital capital shortage  SeaStar drives revenue while building relationships for Vivian opportunity  Outpatient Reimbursement  1. Leverage  outpatient reimbursement data for improved coverage  2. Explore and drive  Apheresis APC code change  3. Continue to drive  Category III CPT Code (0692T)  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Financial Snapshot  Nuwellis forecasts a financially robust future, aligning our funding ask with our strategic growth plan.  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 With a track record of consistent financial success, we're confident that our growth strategy will lead to meaningful revenue expansion  Annual Revenue ($000)  $5,511  $4,998  $8,543  $7,921  $7,441  2018  2019  2020  2021  2022  CASH  $4.9 million as of Sept 30, 2023  NO DEBT  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Our 2023 quarterly results reflect improving operational efficiencies  ($000)  $3,000  $2,500  $2,000  $1,500  $1,000  $500  $‐  Q1 2023  Q2 2023  Q3 2023  Revenue  $8,000  $7,000  $6,000  $5,000  $4,000  $3,000  $2,000  Q1 2023  Q2 2023  Q3 2023  Operating Expense  $‐  $(1,000)  $(2,000)  $(3,000)  $(4,000)  $(5,000)  $(6,000)  $(7,000)  Q1 2023  Q2 2023  Q3 2023  Net Loss  We’ve increased revenue and become more efficient in spend, resulting in a decrease in net loss  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Unaudited *

 Enroll 80th patient in REVERSE‐HF clinical trial  Execute DaVita Supply & Collaboration agreement  FDA 510(k) clearance of 12cm dual‐lumen length catheter (dELC)  Anticipated IDE approval for Vivian™  Commercial introduction of SCD for pediatric AKI following HDE approval (pending)  Completion of DaVita pilot program  Launch DaVita pilot program  Key milestones  Legend:  Clinical Milestone Commercial Milestone Product Milestone Partnership/Acquisition  2023  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  2024E  2025E  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Commercial Launch best‐ in‐class pediatric CRRT system  Reimbursement for outpatient to triple current payment level

 Team  Led by industry veterans, our team is well positioned to grow Nuwellis to meet the market need.  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Our diverse leadership team boasts extensive industry experience and a successful history of commercialization  Seasoned Leadership: Over 200 years' collective experience in clinical practice and the medical device industry, with significant tenures at industry leaders such as Medtronic, Boston Scientific, and Abbott/St. Jude Medical.  Commercialization Prowess: Demonstrated success in commercializing various therapies, showcasing the team's ability to bring innovative medical devices to market effectively.  Strategic Industry Involvement: In‐depth industry knowledge and strategic insights gained from working with major players in the medical device sector.  Adaptive Management: Dynamic management style with a history of successfully navigating challenges and adapting to evolving market dynamics.  Innovative Contribution: Track record of contributing to the growth and success of previous ventures through innovation and product development.  Nestor Jaramillo, Jr.  President & Chief Executive Officer  John Kowalczyk Senior Vice President of  Sales & Marketing  Vitaliy Epshteyn Senior Vice President of  Operations, Engineering & QA/RA  John Jefferies, M.D. Chief Medical Officer  Megan Catts  Vice President of Clinical Research and Reimbursement  Rob Scott  Chief Financial Officer  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Investment Overview  Nuwellis is committed to making Aquadex the standard of care for fluid management.  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Investment Highlights  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  $2B+ TAM  Positive ROI  Clinical Evidence  Scalable Consumables  Commercial Infrastructure  Product Pipeline  Leadership Team  $2B+ and growing addressable market in critical need  Attractive clinical + economic benefits to hospitals and healthcare system  Robust body of clinical evidence demonstrating the success of our products  Scalable consumables driven growth  Commercial infrastructure leverage  Novel product pipeline along with an expanding IP Portfolio for continued expansion  Highly experienced leadership perfectly positioned to drive our growth strategy  We’re confident that the key catalysts we will pursue in 2024 should support a valuation of 3‐5x revenue.

 Thank you!  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 Appendix  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

 History of Nuwellis: from restart to growth  ACT I  2017‐2019  ACT III  2022‐2023  ACT IV  2024‐2026  Establish Company Vision, Direction, Strategy  Set the Stage for Faster Growth  Execute  Repurchased assets from Baxter and transferred manufacturing to Eden Prairie  Committed the organization to the Vision: Be the standard of care to treat Fluid Overload early in care continuum  Direction: Established three patient categories: Heart Failure, Critical Care via CVS, and Pediatric  Strategy: Re‐brand, the “New Well is” Nuwellis; Build clinical evidence pipeline, establish sales and marketing  Supply and collaboration agreement with DaVita  Exclusive license and distribution agreement with SeaStar for the pediatric SCD device  Right sized the sales organization to become more efficient in growing the tnc.  OApril27, 2021, HF Solutions announced a name change to Nuwellis, Inc. to reflect its expansion to include critical care and pediatrics applications  Currently, Nuwellis has approximately 60 full‐time employees as of December 31, 2023
 1. Pinney S et al Poster presented HFSA Annual Meeting 2022. 2. Haas D et al. Ten year real world experience with ultrafiltration for the management of acute decompensated heart failure. American Heart Journal, 2022. 3. Beckles DL et al. The Use of Simple Ultrafiltration Technology as a Fluid Management Strategy for High‐Risk Coronary Artery Bypass Grafting Surgery. J Cardiac Surg, 2022. DOI: 10.1111/jocs.16867 4. Sutherland SM, Davis AS, Powell D, Tanaka J, Woo M, Josephs S, Wong CJ. Kidney Replacement Therapy in Low Birth Weight Preterm Newborns. Pediatrics. 2022 Sep 1;150(3):e2022056570. doi: 10.1542/peds.2022‐056570. PMID: 35945293. 5. Engelman DT, Shaw AD. A Turnkey Order Set for Prevention of Cardiac Surgery‐Associated Acute Kidney Injury. 223 Jan 1 The Annals of Thoracic Ongoing REVERSE‐HF randomized controlled trial to support driving ultrafiltration to standard of care  Growing body of clinical evidence; Advocating for medical society guidelines and improved provider reimbursement
 Selling strategy & account targeting tools  GOAL: Increase total number of active accounts & drive utilization  1. Top 10 Accounts: Maintain  3. Identify: New Accounts  2. 11-30 Accounts:  Pull-through  Use Top 10 Account Analysis to plan support activities to ensure these accounts maintain current levels of utilization or grow.  Leverage success across IDN healthcare system  Use 11‐30 Account Analysis to plan launch/support activities to ensure good on‐boarding/on‐going experiences and pull‐through  Expand within the Account to new Rxers, Departments and Specialties  Use Account Targeting Tool to help identify new accounts to focus selling efforts on greatest/most‐sustainable opportunities and markets (incl. Premier)  Standardize across IDNs.  CES / AM Responsibility  CES Responsibility  AM Responsibility  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.
 REVERSE-HF Activated Study Sites & Enrollment  Site  Activation Date  Northwell Health, Lennox Hill Hospital  20 May 2022  Abington Memorial Hospital  11 Aug 2022  University of California, San Francisco (UCSF)  06 Sep 2022  BayCare Healthcare Systems (Morton Plant)  13 Sep 2022  San Diego Cardiac Center  02 Nov 2022  Jackson Madison County General Hospital  12 Dec 2022  Baylor Scott & White (Temple)  12 Dec 2022  Ohio State University  22 Dec 2022  University of Kentucky  13 Jan 2023  Banner University Medical Center  13 Apr 2023  Mount Sinai Hospital  02 Jun 2023  Long Beach Memorial  11 Sep 2023  Sentara  20 Sep 2023  Mount Sinai Morningside  09 Oct 2023  Christ Hospital  20 Nov 2023  Henry Ford  SIV scheduled 25 Jan 2023  30 | FOR INVESTOR PURPOSES ONLY: NOT R PRODUCT PROMOTION ©2024 Nuwellis, Inc.  11 patient is a screen failure  21 patient was withdrawn prior to randomization  Closing St Joe’s – PI left institution  1  2
 Market size sources  30 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.  Heart Failure – Inpatient ($1B+)  Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/  Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428‐2445  Insufficient diuretic response: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88‐ 2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed  Heart Failure – Outpatient ($0.5B+)  Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/  Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428‐2445  Diuretic resistance rate: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88‐ 2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed  Critical Care ($900m)  VADs: https://www.grandviewresearch.com/industry‐analysis/ventricular‐assist‐devices‐market  CABG: https://www.grandviewresearch.com/industry‐analysis/coronary‐artery‐bypass‐graft‐cabg‐market  Valves: https://idataresearch.com/over‐182000‐heart‐valve‐replacements‐per‐year‐in‐the‐united‐states/  Liver Transplants: https://www.healthline.com/health/liver‐transplant‐survival  Liver Disease: https://www.ncbi.nlm.nih.gov/pubmed/25291348  Kidney Disease: https://www.kidney.org/news/newsroom/factsheets/KidneyDiseaseBasics  Sepsis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/  ECMO: https://www.uclahealth.org/medical‐services/heart/ecmo/research/statistics  Pediatrics ($130m)  Renal Replacement/AKI: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3789331/#:~:text=The%20hospitalized%20population%20at%20risk,are%20shown%20in%20Table%201  Heart Disease: https://www.cdc.gov/ncbddd/heartdefects/data.html#:~:text=Congenital%20heart%20defects%20are%20conditions,the%20United%20States%20each%20year  Pediatric Transplantations: https://www.organdonor.gov/about/donors/child‐infant.html  Pediatric ECMO: https://www.ncbi.nlm.nih.gov/pubmed/23246046